UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 3, 2013

KEMET Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-15491	57-0923789
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2835 KEMET Way, Simpsonville, SC	29681
(Address of principal executive offices)	(Zip Code)

(864) 963-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On May 8, 2013, KEMET Corporation (the “Company”) announced that its wholly-owned subsidiary, KEMET Electronics Corporation “(KEMET”), has entered into a Development and Cross-Licensing Agreement (the “Agreement”) with NEC TOKIN Corporation (“NEC TOKIN”) dated May 3, 2013.  Pursuant to the terms of the Agreement, each of KEMET and NEC TOKIN licenses to the other, on a non-exclusive, worldwide, perpetual, paid-up, royalty-free basis, all of its solely owned patent rights, trade secret rights and other intellectual property rights, all as relate to or are useful in the development or production of Valve Metal Capacitors.  The term “Valve Metal Capacitors” includes tantalum and aluminum capacitors.  The Agreement provides a framework for collaborative research and development activities with respect to Valve Metal Capacitors, including through the establishment of a Technical Steering Committee to oversee the research and development work of the parties.  Ownership of developments that are jointly invented through the collaboration is assigned jointly to KEMET and NEC TOKIN; ownership of developments under the collaborative activities that are solely invented by one of the companies is assigned to that company, but such developments are subject to the cross-license.  The Agreement also provides NEC TOKIN with access to certain of the benefits of KEMET’s tantalum vertically integrated tantalum supply chain.

Unless terminated earlier for material breach or insolvency, the term of Agreement continues until the date of termination of the March 12, 2012 Stockholders’ Agreement among KEMET, NEC TOKIN and NEC Corporation.

NEC TOKIN Corporation, a Japanese corporation, is a joint venture in which KEMET owns a 34% equity interest and 51% voting ownership interest, and NEC Corporation (together with a subsidiary thereof) owns a 66% equity interest and 49% voting ownership interest.

The foregoing discussion of the terms of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, which is incorporated herein by reference, a copy of which is attached hereto as Exhibit 10.1.

A copy of the press release announcing the Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Exhibit
10.1	May 3, 2013 Development and Cross-Licensing Agreement between KEMET Electronics Corporation and NEC TOKIN Corporation

99.1	Press Release, dated May 8, 2013, issued by the Company

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 8, 2013	KEMET Corporation

/s/ WILLIAM M. LOWE, JR.
William M. Lowe, Jr.
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	May 3, 2013 Development and Cross-Licensing Agreement between KEMET Electronics Corporation and NEC TOKIN Corporation

99.1	Press Release, dated May 8, 2013, issued by the Company